SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 Current Report

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): August 20, 2002


                            FACTORY 2-U STORES, INC.
              (Exact Name of Registrant as Specified in its Charter)

Delaware                             0-16309                     51-0299573
--------                             -------                     ----------
(State or Other Jurisdiction         (Commission File      (I.R.S. Employer
 of Incorporation or Organization)     Number)            Identification Number)




  4000 Ruffin Road
San Diego, California                                 92123
---------------------                                 -----
(Address of Principal                               (Zip Code)
      Offices)

      Registrant's Telephone Number, Including Area Code: (858) 627-1800
                                                          --------------

                                       N/A
        (Former name or former address, if changed since last report)

Item 5. Other Events

        On August 14, 2002, Factory 2-U Stores, Inc. (the "Company") announced that Mr. Michael M. Searles, the Company's President and Chief Executive Officer had asked the Board of Directors of the Company to immediately commence a search for his replacement. Mr. Searles will continue to serve as President and Chief Executive Officer of the Company until a successor is appointed, and will remain a member of the Company's Board of Directors thereafter.



                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          FACTORY 2-U STORES, INC.
                                          By: /s/ Douglas C. Felderman
                                              ------------------------
                                              Douglas C. Felderman
                                              Executive Vice President
                                              Chief Financial Officer


August 20, 2002